UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 8, 2007
PERFORMANCE FOOD GROUP COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-22192	54-0402940

(State or Other Jurisdiction	(Commission	(I.R.S. Employer Identification
of Incorporation)	File Number)	No.)

12500 West Creek Parkway, Richmond, Virginia	23238

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 484-7700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On May 8, 2007, Performance Food Group Company, a Tennessee corporation (the “Company”), issued a press release announcing its earnings results for the three months ended March 31, 2007, the text of which is furnished herewith as Exhibit 99.1.
     The press release furnished herewith as Exhibit 99.1 contains certain non-GAAP financial measures as defined by Regulation G of the rules and regulations of the Securities and Exchange Commission. To supplement the Company’s consolidated financial statements prepared on a GAAP basis, the Company is disclosing free cash flow for the three months ended March 31, 2007 and April 1, 2006.
     The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Because non-GAAP financial measures presented in the press release are not measurements determined in accordance with GAAP and are susceptible to varying calculations, these non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures presented by other companies.
     The Company believes that these non-GAAP financial measures facilitate making period-to-period comparisons and are meaningful indications of its operating performance. Management believes that free cash flow provides useful information to investors regarding the Company’s ability to generate cash without external financings. Management uses free cash flow to help gauge the resources available for strategic opportunities such as making acquisitions, investing in the business and strengthening the Company’s balance sheet, and uses this measure in making operating decisions, allocating financial resources and for budget planning purposes. Free cash flow does not, however, take into account the Company’s debt service requirements and other non-discretionary expenditures and therefore is not necessarily indicative of amounts of cash that may be available for discretionary uses. Free cash flow should be considered in addition to, and not in lieu of, cash flow from operations, net earnings and other measures of financial performance prepared in accordance with GAAP.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          99.1 Press Release of Performance Food Group Company dated May 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY
By:	/s/ John D. Austin
	Name:	John D. Austin
	Title:	Senior Vice President and Chief Financial Officer

Date: May 8, 2007

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release of Performance Food Group Company dated May 8, 2007